Income Tax (Details) - Schedule of reconciliation of the federal income effective tax rate	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Schedule of reconciliation of the federal income effective tax rate [Abstract]
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	0.00%	0.00%
Deferred tax liability rate change	0.00%	0.00%
Business combination expenses	13.00%	0.00%
Change in valuation allowance	0.10%	(0.10%)
Income tax provision	34.10%	20.90%